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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                        Date of Report: September 6, 2002
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                       (Date of earliest event reported)


                                  MetLife, Inc.
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             (Exact name of registrant as specified in its charter)



 Delaware                                1-15787                  13-4075851
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(State or other jurisdiction        (Commission File         (I.R.S. Employer
of incorporation)                   Number)                  Identification No.)




              One Madison Avenue, New York, New York 10010-3690
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             (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:

                                 (212) 578-2211
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Item 5.           Other Events and Regulation FD Disclosure

         Moody's Investors Service has changed its outlook on the A2 senior debt rating and Prime-1 short-term rating of MetLife, Inc. and the Aa2 insurance financial strength rating of Metropolitan Life Insurance Company to negative from stable. The rating outlook for other affiliated ratings, listed below, was also changed to negative from stable. Moody's said that this action is part of its industry wide assessment of its current U.S. life insurers' ratings given the increasingly harsh environment in which the industry is operating.


         The outlook for the following ratings was changed to negative from stable:

MetLife, Inc. - Senior debt at A2; Subordinated debt at (P)A3; Preferred stock at (P)Baa1; commercial paper rating of Prime-1

MetLife Capital Trust I - Preferred stock of A3

MetLife Capital Trust II - Preferred stock of (P)A3

MetLife Capital Trust III - Preferred stock of (P)A3

Metropolitan Life Insurance Company - Insurance financial strength of Aa2; Surplus notes of A1

MetLife Investors Insurance Company - Insurance financial strength of Aa2

Metropolitan Life Global Funding I - Senior secured debt of Aa2

GenAmerica Capital I - Preferred stock of A3

General American Life Insurance Company - Insurance financial strength of Aa2; Surplus notes of A1

New England Life Insurance Company - Insurance financial strength of Aa2

New England Mutual Life Insurance Company - Surplus notes of A1

STARTS Series 2001-3 - Senior secured debt of Aa2

STARTS Series 2001-4 - Senior secured debt of Aa2


         The following rating was confirmed with a negative outlook:

Metropolitan Property & Casualty Insurance Company - Insurance financial strength of Aa3


         The following ratings were confirmed with a stable outlook:

MetLife Funding, Inc. - Commercial paper of Prime-1





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Metropolitan Insurance & Annuity Company - Insurance financial strength of Aa3

MetLife Investors USA Insurance Company - Insurance financial strength of Aa3

Reinsurance Group of America, Incorporated - Senior debt of Baa1; Subordinated debt of (P)Baa2; Preferred stock of (P)Baa3

RGA Capital Trust I - Preferred stock of (P)Baa2

RGA Capital Trust II - Preferred stock of (P)Baa2

RGA Reinsurance Company - Insurance financial strength of A1

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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               METLIFE, INC.


                               By:   /s/ Gwenn L. Carr
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                                     Name:  Gwenn L. Carr
                                     Title:  Vice-President and Secretary




Date: September 6, 2002